UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Press Release

Item 7.01. Regulation FD Disclosure (and information furnished under Item 7.01) On November 3, 2004, Registrant issued a press release setting forth Registrant’s financial and operating results for the quarter ended September 30, 2004. On November 4, 2004, the Registrant held a conference call, which was open to the public, to discuss these results. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Exhibits

99.1	Press Release issued by TeleTech on November 3, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman

KENNETH D. TUCHMAN
Chief Executive Officer

Dated: November 5, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Dated November 3, 2004